UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – September 12, 2016

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2016, West Pharmaceutical Services, Inc. (the "Company") announced that its Board of Directors (the "Board") had elected Paolo Pucci to fill the vacancy following the retirement of Anthony Welters.

Mr. Pucci, 55, is Chief Executive Officer of ArQule, Inc., a biopharmaceutical company engaged in the research and development of targeted therapeutics. Prior to his joining ArQule in 2008, Mr. Pucci worked at Bayer A.G., where he served in a number of leadership capacities including Senior Vice President of the Global Specialty Medicine Business Unit and was a member of the Bayer Pharmaceuticals Global Management Committee.
Mr. Pucci will be entitled to the customary compensation arrangements for the Company’s non-employee directors, which consists of an $80,000 annual retainer and a restricted stock unit grant of $160,000, both prorated based on Mr. Pucci's period of service in 2016. In addition, he will be eligible to participate in the Company's Director Deferred Compensation Plan. The Company’s most recent proxy statement, filed with the Securities and Exchange Commission on March 23, 2016, describes these arrangements under the heading “Director Compensation.”

Mr. Pucci will enter into our standard form of indemnification agreement, the form of which was included as Exhibit 10.1 to our Current Report on Form 8-K filed on January 6, 2009.

There were no arrangements or understandings between Mr. Pucci and any other person pursuant to which he was elected as a director, and there are and have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed, between the Company and Mr Pucci.

Item 7.01 Regulation FD Disclosure.

On September 12, 2016, the Company issued a press release announcing the appointment of Mr. Pucci to the Board and approval of a fourth quarter dividend of $0.13 per share, an 8.3% increase over the $0.12 per share declared for each of the four preceding quarters. The dividend will be paid on November 2, 2016, to shareholders of record as of October 19, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit 99.1	West Pharmaceutical Services, Inc. Press Release, dated September 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

September 12, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated September 12, 2016.

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